Exhibit 99.1

TABLE OF CONTENTS

Page

Report of Independent Auditors	1-2

Combined Statements of Assets Acquired and Liabilities Assumed as of March 31, 2015 and 2016	[3]

Combined Statements of Revenues and Direct Expenses for the years ended March 31, 2015 and 2016	[4]

Notes to Special Purpose Combined Financial Statements	5-9

Report of Independent Auditors

To the Management of Vodafone US, Inc.

We have audited the accompanying special-purpose combined financial statements of Vodafone’s Telecom Expense Management Business, which comprise the combined statements of assets acquired and liabilities assumed as of March 31, 2016 and 2015, and the related combined statements of revenue and direct expenses for the years then ended.

Management’s Responsibility for the Special- Purpose Combined Financial Statements

Management is responsible for the preparation and fair presentation of the special-purpose combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the special-purpose combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the special-purpose combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the special-purpose combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the special-purpose combined financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the special-purpose combined financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the special-purpose combined financial information in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the special-purpose combined financial information. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Opinion

In our opinion, the special-purpose combined financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of Vodafone’s Telecom Expense Management Business as of March 31, 2016 and 2015, and its revenue and direct expenses for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying special-purpose combined financial statements were prepared in connection with Vodafone’s divesture of the Telecom Expense Management Business and, as described in Note 2, were prepared in accordance with an SEC waiver received by the buyer, for the purposes of the buyer complying Rule 3-05 of the Securities and Exchange Commission’s Regulation S-X. These special-purpose combined financial statements are not intended to be a complete presentation of the financial position, results of operations or cash flows of Vodafone’s Telecom Expense Management Business. Our opinion is not modified with respect to this matter.

New York, New York

September 29, 2016

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Vodafone’s Telecom Expense Management Business (“Pera”)
Combined Statements of Assets Acquired and Liabilities Assumed
As of March 31, 2015 and 2016

($ in thousands)

	2015	2016
ASSETS
Property, plant and equipment, net	$1,023	$282
Total assets	1,023	282
LIABILITIES
Deferred revenue	917	1,118
Total liabilities	917	1,118
Net assets acquired (liabilities assumed)	$106	$(836)

The accompanying notes are an integral part of these special purpose combined financial statements.

Vodafone’s Telecom Expense Management Business (“Pera”)

Combined Statements of Revenues and Direct Expenses

For the years ended March 31, 2015 and 2016
($ in thousands)

	2015	2016
Revenues	$13,442	$14,095
Direct Expenses:
Cost of revenues (excl. depreciation shown separately below)	9,927	9,382
Research & Development	8,458	7,990
Depreciation	518	724
Selling, general and administrative	21,289	15,442
Total Direct Expenses	40,192	33,538
Excess of Direct Expenses over Revenues	$(26,750)	$(19,443)

The accompanying notes are an integral part of these special purpose combined financial statements.

Vodafone’s Telecom Expense Management Business (“Pera”)

Notes to Special Purpose Combined Financial Statements

As of and for the years ended March 31, 2015 and 2016

1. Background

Vodafone Group PLC (“Vodafone”) is a telecommunications company, providing a range of services including voice, messaging, data and fixed communications.

Vodafone’s telecom expense management (“TEM”) business (“Pera”) offers a multi-layered suite of telecommunications along with visibility and control services to its corporate customers globally.  Its service runs on a web-based platform providing secure reporting capabilities and fully managed TEM services. Pera advises customers on appropriate actions to improve processes, to maximize workforce productivity, and to reduce telecom costs.

Vodafone entered the telecom expense management market in 2010 through the acquisition of two TEM providers — Quickcomm Pty and TNT Expense Management LLC. Through a series of internal streamlining initiatives, Quickcomm Pty and TNT Expense Management LLC were integrated into a single operating entity — Pera, which now operates as a division of Vodafone.

On April 2, 2016, Tangoe, Inc. a Delaware corporation (“Tangoe” or the “Buyer”) entered into a Master Transaction Agreement (“MPA”) with Vodafone, pursuant to which the parties agreed to the purchase by the Buyer of certain contracts and related assets and liabilities of Pera through an asset purchase (the “Pera Acquisition”). The Pera Acquisition closed on June 10, 2016. The Buyer acquired Pera for aggregate consideration of $4,500,000, with $1,125,000 to be paid at closing and the remainder in three installments over a period of one year following closing, together with the assumption of certain related Vodafone liabilities.

Additionally, as part of this transaction, the remaining TEM customers will receive TEM servicing from Tangoe under a non-exclusive Strategic Partnership Agreement (“the Partnership”).  Under the Partnership, Vodafone will be provided with a license to sell and distribute Tangoe’s TEM and mobile device management products and services to Vodafone’s customers and will remit specified fees to Tangoe. Vodafone also agreed that Tangoe will be Vodafone’s preferred provider of TEM technology and services to Vodafone’s customers and potential customers worldwide.

Pera’s assets acquired by Tangoe include property, plant and equipment, which consist of US furniture and fixtures and computer equipment. Pera’s liabilities assumed by Tangoe consist of deferred revenue. The Combined Statements of Revenues and Direct Expenses contain revenues and direct expenses of the historical Pera business, including the contracts included in the Partnership.

2. Basis of presentation

The accompanying Combined Statements of Assets Acquired and Liabilities Assumed and of Revenues and Direct Expenses (the “Special Purpose Combined Financial Statements”) are presented in accordance with the MPA.  For avoidance of doubt, CSA revenues and expenses have been excluded from the Special Purpose Combined Financial Statements based on the final agreement between Tangoe and Vodafone. The Special Purpose Combined Financial Statements are not intended to be a complete presentation of the financial position or results of operations of the acquired operations on a stand-alone basis. The financial information is also not intended to be indicative of the financial position or results of operations had the acquired operations been operated as an autonomous company or the way they will perform under Tangoe, Inc’s ownership and management in the future.

Pera has not historically been accounted for as a separate entity, subsidiary, or division of Vodafone. In addition, stand-alone financial statements related to Pera have never been prepared previously. Therefore it is impractical to prepare full stand-alone or carve-out financial statements for Pera in accordance with the Securities and Exchange Commission’s Regulation S-X. Thus, Combined Statements of Assets Acquired and Liabilities Assumed and Combined Statements of Revenues and Direct Expenses have been prepared.

As Pera’s cash flow requirements have historically been managed as part of the operations of Vodafone, it is impractical to prepare historical cash flow information regarding Pera’s operating, investing, and financing cash flows. As a result, Combined Statements of Cash Flows are not presented.

The accompanying Special Purpose Combined Financial Statements have been prepared from the books and records maintained by Vodafone in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

The Combined Statements of Revenues and Direct Expenses include all revenues and costs applicable to the operations of Pera sold to Tangoe and included in the Partnership for which specific identification or reasonable allocation was practical. For those costs that were allocated, refer to Note 3 for further discussion. Management has included all costs directly associated with producing revenue, including but not limited to all related costs of revenues, research and development, depreciation, selling, general and administrative, and other operating costs. Further, management has included costs dedicated to the operations infrastructure and sale forces related to Pera. In addition, those costs which are not directly involved in the revenue producing activity such as corporate overhead costs, interest and taxes were not allocated to Pera.

Liquidity

Pera’s Special Purpose Combined Financial Statements have been prepared using US GAAP applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Special Purpose Combined Financial Statements may not necessarily reflect Pera’s results of operations and financial position in the future or what its results of operations and financial position would have been had Pera operated as a stand-alone entity during the periods presented. The ability of Pera to settle obligations as they come due is dependent on Vodafone funding Pera’s operations as necessary for as long as the business is owned and controlled by Vodafone.  As noted above, Tangoe acquired Pera on June 10, 2016.

3. Summary of significant accounting policies

Use of estimates

The preparation of financial information in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Special Purpose Combined Financial Statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Management believes that the estimates and assumptions used in the preparation of the Special Purpose Combined Financial Statements are prudent and reasonable. Significant estimates and assumptions impact various accounts and disclosures including, but not limited to, the useful lives of fixed assets. Actual results could differ from those estimates. Appropriate changes in estimates are made as management becomes aware of changes in circumstances surrounding the estimates.

Changes in estimates are reflected in the Special Purpose Combined Financial Statements in the period in which changes are made and, if material, their effects are disclosed in the notes to the Special Purpose Combined Financial Statements.

Foreign currencies

For all operations, we have designated the local currency as the functional currency. Assets and liabilities denominated in non-U.S. dollar functional currency entities are translated to U.S. dollars at period end exchange rates. Revenues and expenses are translated at the average currency exchange rates during the period. Foreign currency transaction gains and losses are recognized in earnings.

Property, plant and equipment

Property, plant and equipment is initially measured and recognized at acquisition cost, including any directly attributable cost of preparing the asset for its intended use.

After initial measurement, property, plant and equipment is carried at cost less accumulated depreciation and any impairment losses.

Repair and maintenance costs of property, plant and equipment are expensed as incurred.  Costs of additions and substantial improvements to assets are capitalized.

The depreciable amount of items of property, plant and equipment, net of any residual value, is depreciated on a straight line basis over the useful life of the asset.  The useful life of an asset is usually equivalent to its economic life.

The useful lives of property, plant and equipment are as follows:

•  Computer equipment: 3 to 5 years

•  Furniture and fixtures: 4 to 8 years

Useful lives and residual values of property, plant and equipment are reviewed at each reporting date. The effect of any adjustment to useful lives or residual values is recognized prospectively as a change of accounting estimate.

Revenue recognition

Revenues relate primarily to recurring technology and services which consist of subscription-based fees and hosting fees related to the use of the Company’s solution to manage its customers’ communications expenses. Revenues are recognized ratably over the service period.

Arrangements with multiple deliverables

In revenue arrangements where more than one good or service is provided to the customer, customer consideration is allocated between the goods and services using relative fair value principles. The fair values determined for deliverables may impact the timing of the recognition of revenue. Determining the fair value of each deliverable can require complex estimates. Vodafone generally determines the fair value of individual elements based on prices at which the deliverable is regularly sold on a stand-alone basis after considering volume discounts where appropriate.  Revenues recognized in the Combined Statements of Revenues and Direct Expenses are based on the fair value determination for the Pera related component of the Vodafone’s multiple deliverable arrangements.

Deferred revenue

Deferred revenue consists of the advance payments received from customers against the service agreement with Pera. The advanced payments are recognized as revenue over the term of contracts. Amounts that are invoiced in accordance with the terms and conditions of the arrangement but do not meet all of the criteria of Pera’s revenue recognition policies are deferred until all revenue recognition criteria are met.

Cost of revenues

Cost of revenues consists primarily of expenses associated with personnel related to delivery of Telecom Expense Management services and providing technical support services to customers.

Research and development

Research and development activities represent maintenance and improvements to existing products, and associated technical support.  Research and development activities are expensed as incurred.

Selling, general and administrative

Sales and marketing activities include personnel costs responsible for sales and marketing efforts for Pera.  Sales and marketing expenses are expensed as incurred.

Allocation of certain costs and expenses

Certain costs and expenses presented in the Combined Statements of Revenues and Direct Expenses have been allocated to Pera by certain of its affiliates based on management’s estimates of the cost of services provided to the Pera business.

Operating expenses allocated to Pera by Vodafone and its affiliates were $1.5 million and $1.4 million for the years ended March 31, 2015 and 2016, respectively, and were included in Selling, general and administrative on the Statement of Revenues and Direct Expenses. The allocation included costs for shared corporate functions including finance, IT, legal and human resources.  All allocations, except human resources, are allocated based on a percentage of revenues.  Human resources costs are allocated based on a percentage of headcount.

Additionally, Research and development on the Statement of Revenues and Direct Expenses represent IT development costs directly related to the Pera business, allocated based on time incurred.

The Combined Statements of Revenues and Direct Expenses reflect a consistent application of methodology for each reporting period presented. Allocations of Vodafone corporate overhead not directly related to the operations of Pera have been excluded from these Special Purpose Combined Financial Statements. The allocations are not intended to be indicative of the results of operations had the acquired operations been operated as an autonomous company or the way they will perform under Tangoe, Inc’s ownership and management.

4. Property, plant and equipment, net

Property, plant & equipment are as follows:

($ in thousands)	2015	2016
Computer equipment	$1,197	$440
Furniture and fixtures	291	7
Building improvement	447	288
Total property, plant and equipment	1,935	735
Less: accumulated depreciation	912	453
Property, plant and equipment, net	$1,023	$282

Depreciation expense was $0.5 million and $0.7 million for the years ended March 31, 2015 and 2016, respectively.

5. Commitments and contingencies

Pera has entered into a non-cancelable lease for a data center facility in Sandy Hook, CT through 2019 and a third party hosting contract with a data center in Sydney, Australia through March 2017. These two agreements were historically used by the Pera business, but are not transferred to Tangoe per the Merger Agreement. The minimum future annual operating lease commitments for leases with non-cancellable terms are as follows:

($ in thousands)	2016
Year ended March 31, 2017	$650
Year ended March 31, 2018	541
Year ended March 31, 2019	462
Total	$1,653

Rent expense was $0.8 million and $0.8 million for the years ended March 31, 2015 and 2016, respectively.

6. Subsequent events

The Special Purpose Combined Financial Statements of Pera are derived from the consolidated financial statements of Vodafone Group Plc, which issued its annual financial statements for the year ended March 31, 2016 on May 17, 2016. Accordingly, the Business has evaluated transactions or other events for consideration as recognized subsequent events in the annual financial statements to May 17, 2016. Additionally, the Business has evaluated transactions and other events that occurred through the issuance of these Special Purpose Combined Financial Statements, September 29, 2016, for purposes of disclosure of unrecognized subsequent events.